May 2022

Safe Harbor This presentation has been prepared by Cipher Mining Inc. and is made for informational purposes only. The information set forth herein does not purport to be complete or to contain all of the information you may desire. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intended to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. Statements contained herein are made as of the date of this presentation unless stated otherwise, and this presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. You should read the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2022, the risk factors contained therein, and the other documents that the Company has filed with the SEC for more information about the Company. You can obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov or on our website at https://investors.ciphermining.com/financial-information/sec-filings. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this presentation that are not statements of historical fact, including statements about the Company’s beliefs and expectations regarding our performance, strategy, expansion plans, future operations, future operating results, projected costs, prospects, plans, and objectives of our management, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “outlook,” “guidance” and other similar expressions. The Company bases these forward-looking statements on its current expectations, plans and assumptions that the Company has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate under the circumstances at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Although the Company believes that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual results or results of operations and could cause actual results to differ materially from those expressed in the forward- looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. All future written and oral forward-looking statements made in connection with this presentation attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by this paragraph. The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved.

Cipher Mining: A Large-Scale U.S. Bitcoin Miner Source: Cipher Mining management (1) Includes Bitmain and MicroBT contracts, net of contribution to joint venture partner (2) Represents the expected weighted average power price across sites currently under contract. This calculation excludes potential deals under non-binding term sheets (3) Preliminary estimate of non-miner infrastructure capex based on the current market environment (subject to change) Equipment Power Operations Scale Low Cost $45.01 average price per TH/s, with 32.1 J/TH average efficiency(1) 5-year+ PPAs with average power price of ~2.73 c/kWh(2) $450k anticipated infrastructure capex / MW for current sites(3) 7.5 EH/s expected capacity deployment by early 2023 Multiple relationships with top-tier power companies 4 sites currently in development, with 275 MW available for self-mining by YE 2022

Milestones and Updates Source: Cipher Mining management (1) 7.5 EH/s is the anticipated hashrate capable of being generated by the machines under purchase contracts scheduled to be shipped through December 2022 First 0.3 EH/s (2,949 mining rigs) installed at Alborz January – March Bitmain monthly allocations deployed Improved machine allocation from MicroBT for 2022 deliveries 400 PH/s added to 2022 delivery forecast, bringing new Cipher hashrate forecast to 7.5 EH/s(1) Closed $46.9 million debt financing for Alborz JV from BlockFi on May 2, 2022 Mining Rig Installation Increased Hashrate Forecast Equipment Financing

Implementation Plan & Strategy

Implementation – 2022 Site Readiness Source: Cipher Mining management 60 / 29 Total site MW / Cipher MW Total MW Capacity Under Development 325 / 264 405 / 305 60 / 29 265 / 234 345 / 275 PBJ PBJ

Site Development on Track for Machine Delivery Source: Cipher Mining management 2022 Updated Site Schedule Site name Q1 ’22E Q2 ’22E Q3 ’22E Q4 ’22E Alborz – 40 MW Bear (1) – 10 MW Chief (1) – 10 MW Odessa – 205 MW PBJ – 80 MW Unallocated Mining Rigs Fully Allocated Machine Shipping Schedule by Quarter Deployed on schedule 5.8 / 4.5 9.0 / 7.5 0.3 / 0.1 Total HR / Cipher HR 1.8 / 0.9

Implementation – Full Infrastructure Deployed at Alborz Source: Cipher Mining management Anticipated completion date: May 31, 2022

Implementation – Infrastructure Progress at Bear + Chief Source: Cipher Mining management Bear: Chief:

Implementation – Construction at Odessa Source: Cipher Mining management

Implementation – Construction at Odessa Source: Cipher Mining management

Key Buildout Statistics

$45.01 Anticipated Weighted Average Cost for Mining Rigs ($ / TH/s)[1]

32.1 Anticipated Weighted Average Mining Rig Efficiency (J / TH)[1]

~2.73c Anticipated Weighted Average Power Price (c / kWh)[2]

~$450k Anticipated Infrastructure Capex Costs per MW ($)[3]

Source: Cipher Mining management
(1) Includes Bitmain and MicroBT contracts, net of contribution to joint venture partner
(2) Represents the expected weighted average power price across sites currently under contract. This calculation excludes potential deals under non-binding term sheets
(3) Preliminary estimate of non-miner infrastructure capex based on the current market environment (subject to change)

12

Consolidated Balance Sheets Source: Cipher Mining management March 31, 2022 December 31. 2021 (unaudited) ASSETS Current assets Cash and cash equivalents $99,495 $209,841 Prepaid expenses 11,400 13,819 Cryptocurrencies 191 Total current assets 11 1,086 223,660 Deposits on equipment 207,164 114,857 Property and equipment, net 15,178 5,124 Security deposits 11,362 10,352 Investment in equity investee 7,373 Right-of-use asset 5,718 Deferred investment costs 174 Total assets $357,881 $354,167 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities Accounts payable $1,991 $242 Accounts payable, related party 3,863 Operating lease liability, current portion 557 Accrued expenses 3,611 257 Total current liabilities 10,022 499 Operating lease liability, net of current portion 5,276 - Warrant liability 89 137 Total liabilities 15,387 636 Commitments and contingencies {Note 11) Stockholders' equity Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of March 31, 2022 and December 31, 2021 Common stock, $0.001 par value, 500,000,000 shares authorized, 253,685,763 and 252,131,679 shares issued as of March 31, 2022 and December 31, 2021, respectively, and 250,174,273 and 249,279,420 shares outstanding as of March 31, 2022 and December 31, 2021, respectively 254 252 Additional paid-in capital 431,899 425,438 Treasury stock at par. 3,511,490 and 2,852,259 shares at March 31, 2022 and December 31, 2021, respectively (4) (3) Accumulated deficit (89,655) (72,156) Total stockholders' equity 342,494 353,531 Total liabilities and stockholders' equity $357,881 $354,167

Consolidated Statement of Operations Source: Cipher Mining management Three Months Ended March 31, 2022 Two Months Ended March 31, 20221 Costs and expenses General and administrative $17,390 $113 Depreciation 7 - Impairment of cryptocurrencies 4 - Total costs and expenses 17,401 113 Operating loss (17,401) (113) Other income Interest income 7 - Change in fair value of warrant liability (153) - Total other income (98) - Net loss $(17,499) $(113) Basic and diluted net loss per share $(0.07) $- Basic and diluted weighted average number of shares outstanding 250,174,255 200,000,000

Non-GAAP Measures Source: Cipher Mining management The following is a reconciliation of our non-GAAP loss from operations, which excludes the impact of (i) depreciation of fixed assets and (ii) stock compensation expense, to its most directly comparable GAAP measure for the periods indicated: The following are reconciliations of our non-GAAP net loss and non-GAAP basic and diluted net loss per share, in each case excluding the impact of (i) depreciation of fixed assets (ii) change in fair value of warrant liability and (iii) stock compensation expense, to the most directly comparable GAAP measures for the periods indicated: Three Months Ended March 31, 2022 Two Months Ended March 31, 2021 Reconciliation of non-GAAP loss from operations: Operating loss $(17,401) $(113) Depreciation 7 - Impairment of cryptocurrencies 4 - Stock compensation expense 9,514 - Non-GAAP loss from operations $(7,876) $(113) Three Months Ended March 31, 2022 Two Months Ended March 31, 2021 Reconciliation of non-GAAP net loss: Net loss $(17,499) $(113) Non-cash adjustments to net loss Depreciation 7 - Change in fair value of warrant liability 48 - Impairment of cryptocurrencies 4 - Stock compensation expense 9,514 - Total non-cash adjustments to net loss 9,573 - Non-GAAP net loss $(7,926) $(113) Reconciliation of non-GAAP basic and diluted net loss per share: Basic and diluted net loss per share $(0.07) $- Depreciation of fixed assets (per share) - - Change in fair value of warrant liability (per share) - - Impairment of cryptocurrencies (per share) - - Stock compensation expense (per share) 0.04 - Non-GAAP basic and diluted net loss per share $(0.03) $-

Appendix

Statements of Changes in Stockholders’ Equity (Deficit) Source: Cipher Mining management Three Months Ended March 31, 2022 Common Stock Treasury Stock Shares Amount Additional Paid-in Capital Shares Amount Accumulated Deficit Total Stockholders' Equity Balance as of December 31, 2021 252,131,679 $252 $425,438 (2,852,259) $(3) $(72,156) $353,531 Delivery of common stock underlying restricted stock units, net of shares settled for tax withholding settlement 1,554,064 2 (3,053) (659,231) (1) - (3,052) Warrants exercised 20 - - - - - - Share-based compensation - - 9,514 - - - 9,514 Net loss - - - - - (17,499) (17,499) Balance as of March 31, 2022 253,685,763 $254 $431,899 (3,511,490) $(4) $(89,655) $342,494 Two Months Ended March 31, 2021 Common Stock Shares Amount Additional Paid-in Capital Accumulated Deficit Total Stockholders' Deficit Balance as of January 31, 2021 200,000,000 $200 $(200) $(3) $(3) Net loss - - - (113) (113) Balance as of March 31, 2021 200,000,000 $200 $(200) $(116) $(116)

Consolidated Statement of Cash Flows Source: Cipher Mining management Three Months Ended March 31, 2022 Two Months Ended March 31, 2021 Cash flows from operating activities Net loss $(17,499) $(113) Adjustments to reoncile net loss to net cash used in operating activities: Depreciation 7 - Amortization of right-of-use assets 140 - Change in fair value of warrant liability (48) - Share-based compensation 9,514 - Equity in earnings (loss) of equity investment 153 - Impairment of cryptocurrencies 4 - Prepaid expenses 2,288 - Security deposits (1,010) - Accounts payable 120 67 Accounts payable, related party - 2 Accrued expenses 2,904 (1) Lease liability 106 - Net cash used in operating activities (3,321) (45) Cash flows from investing activities Deposits on equipment (96,914) - Purchases of property and equipment (7,059) - Net cash used in investing activities (103,973) - Cash flows from financing activities Proceeds from borrowings on related party loan - 100 Repurchase of common shares to pay employee withholding taxes (3,052) - Net cash (used in) provided by financing activities (3,052) 100 Net (decrease) increase in cash and cash equivalents (110,346) 55 Cash and cash equivalents, beginning of the period 209,841 - Cash and cash equivalents, end of the period $99,495 $55 Supplemental disclosure of cash flow information Cash paid for interest $- $- Cash paid for income taxes, net $- $- Supplemental disclosure of noncash investing and financing activities Equity method investment acquired for non-cash consideration $7,118 $- Right-of-use asset obtained in exchange for operating lease liability $5,859 $- Deposits on equipment in accounts payable, related party $2,506 $- Property and equipment purchases in accounts payable $1,624 $3 Property and equipment purchases in accounts payable, related party $1,357 $- Investment in equity investee in accrued expenses $428 $- Cryptocurrencies received from equity method investment $195 $- Reclassification of deferred investment costs to equity method investment $174 $- Property and equipment purchases in accrued expenses $22 $- Deposits on equipment in accounts payable $5 $- Deferred offering costs included in accrued expenses $- $1,525 Deferred offering costs included in accounts payable $- $98 Deferred investment costs included in accrued expenses $- $97

May 2022